Invenomic Fund

(the “Fund”)

Super Institutional Class (Symbol: BIVSX)

Institutional Class (Symbol: BIVIX)

Investor Class (Symbol: BIVRX)

Supplement dated September 9, 2022

to the Fund’s Prospectus

dated March 1, 2022

The following corrects information contained in the Fund’s current Prospectus and should be read in conjunction with the Fund’s current Prospectus.

The second to last sentence of the fourth paragraph in the section “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings – Principal Investment Strategies” on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund may also invest up to 35% of its total assets directly in equity securities of foreign issuers that are traded outside the United States.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 1, 2022, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-466-3406.